UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2008

NORTH CENTRAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Iowa	0-27672	42-1449849
(State of incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

825 Central Avenue
Fort Dodge, Iowa 50501
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (515) 576-7531

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 29, 2008, North Central Bancshares, Inc. (the “Company”) issued a press release and distributed a shareholder letter regarding the third quarter of 2008 cash dividend of $0.01 per share, payable on October 6, 2008 to shareholders of record as of September 15, 2008. Copies of the press release and shareholder letter are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits.

99.1	Press release issued by the Company on August 29, 2008.
99.2	Shareholder letter issued by the Company on August 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH CENTRAL BANCSHARES, INC.

Date: August 29, 2008	By:	/s/ David M. Bradley
David M. Bradley
Chairman, President and Chief Executive Officer